UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2023 (April 12, 2023)

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street

Thornton, CO 80241

(Address of principal executive offices)

(720) 872-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ASTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed by Ascent Solar Technologies, Inc. (the “Company”) in its Current Report on Form 8-K dated March 29, 2023, on March 29, 2023, the Company entered into a Waiver and Amendment Agreement (the “Amendment”) relating to a Securities Purchase Contract, dated as of December 19, 2022 (the “Securities Purchase Contract”), entered into by the Company and two institutional investors (each, an “Investor” and collectively, the “Investors”) for the issuance to the Investors of $15,000,000 in aggregate principal amount of Senior Secured Original Issue 10% Discount Convertible Advance Notes (the “Advance Notes”).  The Amendment provided for, among other things, certain prepayments of the Advance Notes held by the Investors.

On April 12, 2023, the Company and each of the Investors entered in a further amendment to the Amendment (the “Revised Amendment”), to provide for a consistent prepayment schedule for the Advance Notes held by each of the Investors.  After giving effect to the Revised Amendment, the Advance Notes will be prepaid by the Company in cash on the following dates and in the following aggregate amounts, at a price equal to 100% of the principal amount of the Advance Notes to be prepaid plus accrued and unpaid interest thereon (if any). The Company’s failure to comply with the terms of the Revised Amendment would constitute an “Event of Default” under the Advance Notes.

Prepayment Date	Aggregate Prepayment Amount
April 3, 2023*	$333,333.33
April 13, 2023	$333,333.33
May 18, 2023	$666,666.66
June 19, 2023	$666,666.68
Total	$2,000,000.00

*	Paid by the Company on April 3, 2023

The foregoing description of the Revised Amendment does not purport to be complete and is qualified in its entirety by the full text of the Revised Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference. Except as specifically amended by the Revised Amendment, all the terms of the Amendment remain unchanged.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment to Waiver and Amendment Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

April 13, 2023	By:	/s/ Paul Warley
Name: Paul Warley
Title: Chief Financial Officer

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